Exhibit 99.2

thinkorswim Group, Inc.

Consolidated Financial Statements
December 31, 2005

thinkorswim Group, Inc.

Index
December 31, 2005

Report of Independent Auditors

To the Board of Directors and Stockholders of thinkorswim Group, Inc.:

In our opinion, the accompanying consolidated statement of financial condition and the related consolidated statements of income, of changes in stockholders’ equity and of cash flows present fairly, in all material respects, the financial position of thinkorswim Group, Inc. and its subsidiaries (collectively, the “Company”) at December 31, 2005, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP
Chicago, Illinois
July 11, 2006

1

thinkorswim Group, Inc.

Consolidated Statement of Financial Condition
December 31, 2005

ASSETS
Cash and cash equivalents	$13,650,094
Receivable from clearing broker	3,623,496
Securities owned, at market value	12,226,118
Software and website development, at cost net of accumulated amortization of $2,134,737	2,458,692
Furniture, equipment and leasehold improvements, at cost net of accumulated depreciation and amortization of $985,778	1,008,260
Goodwill and other intangibles, at cost net of accumulated amortization of $16,000	1,514,046
Income taxes receivable	53,483
Deferred tax asset	3,176,534
Accounts receivable	311,747
Prepaid expenses and other assets	1,399,234

Total assets	$39,421,704

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued compensation and related benefits	$104,903
Securities sold, not yet purchased, at market value	207,168
Accounts payable and accrued expenses	1,691,261
Other liabilities	1,150,000

Total liabilities	3,153,332

Convertible preferred stock, $0.001 par value, authorized 243,830 shares 238,068 issued and outstanding	238
Common stock, $0.001 par value, authorized 1,397,821 shares, 749,914 issued and outstanding	749
Additional paid-in capital	32,363,128
Retained earnings	4,404,266
Treasury stock, at cost (11,585 shares at December 31, 2005)	(500,009)

Total stockholders’ equity	36,268,372

Total liabilities and stockholders’ equity	$39,421,704

The accompanying notes are an integral part of these consolidated financial statements.

2

thinkorswim Group, Inc.

Consolidated Statement of Income
Year Ended December 31, 2005

Revenues
Commissions	$19,528,732
Software and maintenance fees	1,314,302
Management and subscription fees	859,863
Interest and dividends	3,704,275
Other	951,920

Total revenues	26,359,092

Expenses
Employee compensation and benefits	6,286,239
Clearing and brokerage fees	5,736,089
Professional fees and provision for legal settlements	4,064,838
Technology, communications and market data	2,444,925
Advertising and promotion	1,181,558
Depreciation and amortization	986,792
Occupancy	297,523
Other	1,115,825

Total expenses	22,113,789

Income before provision for income taxes	4,245,303
Provision for income taxes	(1,560,808)

Net income	$2,684,495

The accompanying notes are an integral part of these consolidated financial statements.

3

thinkorswim Group, Inc.

Consolidated Statement of Changes in Stockholders’ Equity
Year Ended December 31, 2005

	Capital Stock						Additional		Total
	Preferred		Common		Treasury		Paid-in	Retained	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Earnings	Equity

Balance, December 31, 2004	238,068	$238	749,914	$749	—	$—	$32,395,343	$1,719,771	$34,116,101
Net income	—	—	—	—	—	—	—	2,684,495	2,684,495
Treasury stock purchase	—	—	—	—	11,585	(500,009)	—	—	(500,009)
Stock transactions (see Note 6)	—	—	—	—	—	—	(32,215)	—	(32,215)

Balance, December 31, 2005	238,068	$238	749,914	$749	11,585	$(500,009)	$32,363,128	$4,404,266	$36,268,372

The accompanying notes are an integral part of these financial statements.

4

thinkorswim Group, Inc.

Consolidated Statement of Cash Flows
Year Ended December 31, 2005

Cash flows from operating activities
Net income	$2,684,495
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	986,792
Stock option expense	(32,215)
Deferred income taxes	(823,770)
(Increase)/decrease in operating assets
Receivable from clearing broker	(1,602,846)
Securities owned	(10,132,764)
Income taxes receivable	441,301
Accounts receivable, prepaid expenses and other assets	(15,304)
Increase/(decrease) in operating liabilities
Accrued compensation and related benefits	(14,690)
Securities sold, not yet purchased	141,472
Accounts payable and accrued expenses	1,070,936
Other liabilities	707,200

Net cash used in operating activities	(6,589,393)

Cash flows from investing activities
Acquisition of intangibles	(1,530,046)
Purchase of furniture, equipment and leasehold improvements	(735,532)
Website development costs	(1,469,327)
Purchase of software	(679,393)

Net cash used in investing activities	(4,414,298)

Cash flows from financing activities
Purchase of treasury stock	(500,009)

Net cash used in financing activities	(500,009)

Net decrease in cash and cash equivalents	(11,503,700)
Cash and cash equivalents
Beginning of year	25,153,794

End of year	$13,650,094

Supplemental disclosure of cash flow information
Cash paid for interest	$—
Cash paid for income taxes	$1,495,000

The accompanying notes are an integral part of these financial statements.

5

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements
December 31, 2005

1.	Nature of Operations

Organization and Basis of Presentation

These consolidated financial statements include thinkorswim Group, Inc. and its wholly owned subsidiaries, thinkorswim, Inc. (“Inc.”), thinkorswim Technologies, Inc. (“Tech”), thinkorswim Advisors, Inc. (“Advisors”), TOS Services, Inc. and TOS Red, Inc. (collectively, the “Company”). Inc. is the primary operating subsidiary and is a registered broker-dealer subject to regulation by the Securities and Exchange Commission (“SEC”), National Association of Securities Dealers, Inc. and the National Futures Association. Inc. is in the business of providing brokerage services for index and equity options and the related equity securities to retail and institutional customers, primarily through online systems. In addition, Inc. provides its clients with news, quotes, charts and other tools. Pursuant to a clearing agreement between Inc. and its primary clearing broker, Penson Financial Services, all securities transactions are cleared on a fully disclosed basis. Advisors is registered with the SEC as an investment adviser and offers a wide variety of investment advisory services to individual and institutional clients. In addition, Tech developed and TOS Services maintains an electronic institutional trading platform which is utilized by Inc. and two other unaffiliated broker-dealers.

On December 1, 2005, the Company acquired certain fixed assets, software and customer relationships from Arrowhead Solutions Inc on behalf of Tech. The fixed purchase price was $2,000,000, of which $1,250,000 was paid and $750,000 is included in other liabilities and is payable in two equal installments due on each of the first and second anniversaries of the transaction. In addition, the agreement provides for additional consideration of up to $1,250,000, subject to certain conditions being met. The Company has recorded $75,000, $500,000 and $1,425,000 related to fixed assets, software and customer relationships, respectively.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed in the preparation of the Company’s financial statements.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents includes cash, money market funds and highly liquid securities with original maturities at the date of purchase of three months or less. The carrying amount of such cash equivalents approximates their fair value due to the short-term nature of these investments. Included in cash and cash equivalents at December 31, 2005 are investments in an overnight repurchase agreement and commercial paper with balances of $1,050,000 and $1,458,481, respectively.

Receivable from Clearing Broker

Receivable from clearing broker consists of cash deposits and receivables from revenues earned, net of expenses incurred, from customer transactions conducted through the clearing broker.

Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, are carried at market value and recorded on a trade date basis. The Company does not actively trade securities for its own benefit. Equities and options included in

6

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

securities and securities sold, not yet purchased result from trade corrections, while certificates of deposit, municipal bonds and U.S. treasury securities are investments of the Company.

Estimated Fair Value of Financial Instruments

Market value of securities owned and securities sold, not yet purchased, is determined using market quotations. Management estimates the aggregate fair value of other financial instruments recognized on the consolidated statement of financial condition (including receivables, payables and accrued expenses) approximates their fair value, as such financial instruments are short-term in nature, bear interest at current market rates or are subject to frequent repricing.

Software and Website Development

Costs associated with software and website development provided by third parties, or acquired, are capitalized and are stated at cost, net of accumulated amortization. These assets are being amortized on a straight-line basis over a three-year useful life.

Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements are carried at cost and are depreciated on an accelerated basis over the estimated useful lives of the related assets ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life of the improvement or the term of the lease.

Goodwill and Other Intangible Assets

Intangible assets relate to cash paid for a customer list acquired during 2004 for $289,345 and customer relationships acquired during 2005 for $1,425,000. The customer list and customer relationships are being amortized on a straight-line basis over their expected useful lives of three and 8.33 years, respectively. Total amortization expense related to intangible assets for the year ended December 31, 2005 was $81,486. Goodwill consists of $105,046 resultant from the acquisition of certain assets from Arrowhead, and is carried at cost adjusted for any other than temporary impairment. In management’s opinion, no impairment exists as of December 31, 2005.

Income Taxes

The Company and its eligible subsidiaries file a consolidated U.S. federal income tax return. The Company uses the asset and liability method required by Statement of Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes to provide income taxes on all transactions recorded in the consolidated financial statements. This requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based on the tax rates the Company expects to be in effect when the underlying items of income and expense are to be realized. The Company’s expense for income taxes includes the current and deferred portions of that expense.

Recognition of Revenues and Expenses

Commissions revenues and clearing and brokerage fees are recorded on a trade date basis. Management fees are typically asset based and are recorded when earned. Subscription fees and software fees are recognized ratably over the associated subscription period. Interest income is recorded when earned.

Development and Maintenance Fees

Development and maintenance fees consist of amounts earned by the Company related to software developed and maintained by the Company and licensed to third parties. Development revenue represents payments or

7

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

payment commitments received by the Company to fund its software development costs. Maintenance revenue is recognized over the life of the maintenance period.

Stock Options

The Company accounts for stock-based compensation in accordance with the fair value method prescribed by SFAS 123, “Accounting for Stock Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock Based Compensation — Transition and Disclosure.” Under this method, compensation expense is recognized over the relevant service period based on the fair value of stock options. The Company uses the Black-Scholes valuation model to estimate the fair value of stock options at the time of each grant. Stock options are recorded as expense with an offsetting credit to stockholder’s equity in accordance with SFAS No. 123 over the corresponding service period.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In December 2004 the Financial Accounting Standards Board issued SFAS No. 123 (revised 2004) (“SFAS 123R”), Share Based Payment, which is a revision to SFAS 123. The Company expects to adopt SFAS 123R in 2006. The Company continues to evaluate the impact of SFAS 123R, however, the Company does not anticipate that the adoption of SFAS 123R will have a material impact on results of operations.

3.	Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, are composed of the following at December 31, 2005:

		Securities
	Securities	Sold, Not Yet
	Owned	Purchased

Options	$172,960	$130,740
Debt	12,040,330	—
Equities and other	12,828	76,428

	$12,226,118	$207,168

4.	Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements consisted of the following at December 31, 2005:

Computer hardware	$1,283,390
Leasehold improvements	270,063
Furniture and fixtures	440,585
Less: accumulated depreciation and amortization	(985,778)

$1,008,260

8

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

5.	Software and Website Development

The Company has capitalized the following software and website development costs at December 31, 2005:

Computer software	$1,225,227
Website and software development	3,368,202
Less: accumulated amortization	(2,134,737)

$2,458,692

6.	Stock Based Compensation

The Company accounts for stock options under SFAS 123. SFAS 123 requires all stock based compensation awards, including stock options, to be accounted for at fair value. The difference between fair value and the stock option exercise price at date of grant is recognized as compensation expense over the required service period. During the year ended December 31, 2005, all prior year options were fully vested and the current year options were granted with an exercise price that made the fair value of the award $0, so there was no compensation expense; however, the Company recognized a decrease in compensation expense of $32,215 related to employee option award cancellations.

The following table presents a summary of the Company’s option activity:

	Number of	Weighted-average
	Options	Exercise Price

Outstanding, January 1, 2005	142,224	$0.52
Granted	7,226	38.92
Exercised	—	—
Canceled	(3,876)	8.53

Outstanding, December 31, 2005	145,574	$2.21
Exercisable, December 31, 2005	143,922	$1.52

The options outstanding as of December 31, 2005 have a weighted-average remaining contractual life of 7.12 years.

The following table represents the Company’s weighted-average grant date fair values for the stock options granted, and the assumptions used to value the stock options under a Black-Scholes valuation model:

Weighted-average grant date fair value per option	$19.40
Weighted-average annualized stock option valuation assumptions
Risk-free interest rate	4.61%
Expected dividend yield	—
Expected common stock price volatility	68.70%
Assumed weighted-average expected life of stock options per employee option (in years)	7.12

As of December 31, 2005, the Company had 176,110 issued and fully vested options outstanding to a former service provider. These options have a remaining contractual life of approximately 16 years and an exercise price of $0.01 per share. In April 2005, the Company entered into an agreement with an independent contractor, under which the independent contractor would introduce new active customer accounts to Inc. and manage those accounts in a registered representative capacity. The agreement granted the independent contractor the option to buy up to one percent of the Company’s stock per year for three years, not to exceed three percent in aggregate. Partial vesting of this grant occurs on each of the first three anniversaries of this agreement and is subject to various performance and

9

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

service conditions. As of December 31, 2005, 13,197 options had been earned and will vest in April 2006. These independent contractor options have a weighted average remaining life of 2.33 years and a weighted average exercise price of $69.01.

7.	Convertible Preferred Stock

Series A Convertible Preferred shares have voting rights equal to common shares, while Series B Convertible Preferred shares are non-voting. Series A Convertible Preferred shares and Series B Convertible Preferred shares are convertible at the option of the holder at any time into shares of common stock. At December 31, 2005, holders of Series A Convertible Preferred shares and Series B Convertible Preferred shares would receive 1.168 and 1.0 shares of common stock, respectively, if converted. Series A Convertible Preferred shares and Series B Convertible Preferred shares also have preference upon liquidation of $26.0416 per share and $125.6928 per share, respectively. Series B Convertible Preferred shares’ liquidation preference supersedes that of Series A Convertible Preferred shares. As of December 31, 2005, 59,060 shares of Series A Convertible Preferred stock and 184,770 shares of Series B Convertible Preferred stock were authorized. Series A Convertible Preferred stock and Series B Convertible Preferred stock had 59,060 and 179,008 shares issued and outstanding, respectively, as of December 31, 2005.

8.	Income Taxes

Income tax expense for the year ended December 31, 2005 consists of:

Current
U.S. Federal	$1,889,518
State	494,890

Total current	2,384,408

Deferred
U.S. Federal	(628,500)
State	(195,100)

Total deferred	(823,600)

Total income tax expense	$1,560,808

Income tax expense differs from the statutory U.S. federal income tax rate as a result of the following:

Federal income tax expense computed at statutory rate	$1,485,856
State tax expense net of Federal benefit	205,000
Permanent book/tax differences	48,974
Prior year tax adjustment	(99,022)
Research and development credit	(80,000)

Provision for income taxes	$1,560,808

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2005 are presented below:

Management has determined that no valuation allowance is needed given the expectation of future taxable income which will exceed the amounts necessary to realize the deferred tax asset.

10

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

Deferred tax assets arising from:
Options	$2,408,772
Legal fees/settlement	1,021,513
Leasehold improvements	78,822
Software acquisition	4,589
Start-up costs	4,199
Customer base	3,097
Customer lists	26,160
State tax benefit	(173,264)

Total deferred tax assets	3,373,888

Deferred tax liabilities arising from:
Depreciation costs	197,354

Net deferred taxes	$3,176,534

9.	Commitments and Contingencies

The Company leases office space in three locations under operating lease agreements which expire during 2006 and 2007. Minimum required rental payments in 2006 under these lease obligations, including real estate taxes and operating expenses, is $44,988, $44,768 and $45,837, respectively. Minimum required rental payments in 2007 under one of the lease agreements is $30,431.

The Company has signed a lease for new office space under an operating lease agreement expiring in 2012. Minimum required rental payments in 2006 under this lease obligation, including taxes and operating expenses, are $216,252. Minimum required future rental payments under lease obligations, including taxes and operating expenses are as follows:

Years Ending December 31,

2006	$351,845
2007	324,689
2008	302,271
2009	310,431
2010	318,843
Thereafter	492,963

Total	$2,101,042

Rent expense for the year ended December 31, 2005 was $266,313, which includes $76,804 of rent reimbursement to an independent contractor who is a registered representative of the Company. As the Company is not a part to this lease, it has been excluded from the lease obligations noted above.

The Company, under consultation with counsel, has accrued for the estimable outcome of pending litigation. The Company does not expect the ultimate resolution of these matters to have a material adverse effect on the Company’s financial position or results of operations.

During the year, the Company was involved in two significant matters. The Company paid approximately $1.5 million related to a settlement with a former third party vendor of the Company. In addition, the Company has recognized expense of approximately $2.1 million related to an unfunded debit balance arising from trading activity

11

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

of a customer. The Company is vigorously pursuing reimbursement of the unfunded debit from the customer; however, the Company is unable to reasonably predict the ultimate outcome of recovery.

In the normal course of business, the Company enters into contracts which contain indemnification provisions, such as purchase contracts, service agreements and leasing agreements. Under the provisions of these contracts, the Company may indemnify counterparties to the contracts for certain aspects of the Company’s past conduct if other parties fail to perform, or if certain events occur. These indemnification provisions will vary based upon the contract. The Company may, in turn, obtain indemnifications from other parties in certain contracts. These indemnification provisions are not expected to have a material impact on the Company’s financial position of results of operations.

10.	Off-Balance Sheet Risk and Concentration of Credit Risk

Credit risk is the amount of accounting loss the Company would incur if the counterparty failed to perform its obligations under contractual terms. Substantially all of the clearing and depository operations of the Company are performed by its clearing broker on a fully disclosed basis pursuant to a clearance agreement. The Company’s exposure to credit risk associated with the nonperformance of counterparties in fulfilling their contractual obligations pursuant to securities transactions can be directly impacted by volatile securities markets, credit markets and regulatory changes.

In the normal course of business, the Company’s clearing broker makes margin loans to the Company’s customers, which are collateralized by customer securities. In permitting the customers to purchase securities on margin, the clearing broker is exposed to the risk of a market decline that could reduce the value of the collateral held below the customers’ indebtedness before the collateral can be sold, which could result in losses to the clearing broker. The Company’s agreement with the clearing broker requires the Company to reimburse the clearing broker for any losses incurred related to customers introduced by the Company. The Company seeks to control the risk associated with customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

The Company enters into repurchase agreements under which the Company purchases a security at a specified price with the intention to sell the same security to the same counterparty at a fixed or determinable price at a future date. The Company has not experienced any losses in such agreements. Management believes that the Company is not exposed to any significant credit risk on repurchase agreements.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk on bank deposits.

12

thinkorswim Group, Inc.

Consolidated Financial Statements
December 31, 2004

thinkorswim Group, Inc.
Index
December 31, 2004

Report of Independent Auditors

To the Board of Directors and Stockholders of
thinkorswim Group, Inc.:

In our opinion, the accompanying consolidated statement of financial condition and the related consolidated statements of income, of changes in stockholders’ equity and of cash flows present fairly, in all material respects, the financial position of thinkorswim Group, Inc. and its subsidiaries (collectively, the “Company”) at December 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
May 31, 2005

1

thinkorswim Group, Inc.

Consolidated Statement of Financial Condition
December 31, 2004

ASSETS
Cash and cash equivalents	$25,153,794
Receivable from clearing broker	2,020,650
Securities owned, at market value	2,093,354
Software and website development, at cost net of accumulated amortization of $1,517,720	926,989
Furniture, equipment and leasehold improvements, at cost net of accumulated depreciation and amortization of $697,489	561,017
Income taxes receivable	494,784
Deferred tax asset	2,352,764
Accounts receivable	1,208,258
Prepaid expenses and other assets	552,905

Total assets	$35,364,515

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued compensation and related benefits	$119,593
Securities sold, not yet purchased, at market value	65,696
Accounts payable and accrued expenses	620,325
Other liabilities	442,800

Total liabilities	1,248,414

Convertible preferred stock, $0.001 par value, authorized 243,830 shares, 238,068 issued and outstanding	238
Common stock, $0.001 par value, authorized 1,397,821 shares, 749,914 issued and outstanding	749
Additional paid in capital	32,395,343
Retained earnings	1,719,771

Total stockholders’ equity	34,116,101

Total liabilities and stockholders’ equity	$35,364,515

The accompanying notes are an integral part of these consolidated financial statements.

2

thinkorswim Group, Inc.

Consolidated Statement of Income
Year Ended December 31, 2004

Revenues
Commissions	$14,602,936
Development and maintenance fees	844,652
Management and subscription fees	593,884
Interest and dividends	950,066
Other	72,249

Total revenues	17,063,787

Expenses
Employee compensation and benefits	5,487,478
Clearing and brokerage fees	3,300,974
Professional fees and legal settlement	1,137,177
Technology, communications and market data	1,080,085
Advertising and promotion	2,892,642
Depreciation and amortization	848,467
Occupancy	192,849
Other	1,045,703

Total expenses	15,985,375

Income before provision for income taxes	1,078,412
Provision for income taxes	(366,480)

Net income	$711,932

The accompanying notes are an integral part of these consolidated financial statements.

3

thinkorswim Group, Inc.

Consolidated Statement of Changes in Stockholders’ Equity
Year Ended December 31, 2004

	Capital Stock						Total
	Convertible Preferred		Common		Additional	Retained	Stockholders’
	Shares	Amount	Shares	Amount	Paid-in Capital	Earnings	Equity

Balance, December 31, 2003	59,060	$59	602,462	$602	$7,627,783	$1,007,839	$8,636,283
Net income	—	—	—	—	—	711,932	711,932
Stock transactions	179,008	179	147,452	147	22,271,247	—	22,271,573
Stock option awards (see Note 6)	—	—	—	—	2,496,313	—	2,496,313

Balance, December 31, 2004	238,068	$238	749,914	$749	$32,395,343	$1,719,771	$34,116,101

The accompanying notes are an integral part of these financial statements.

4

thinkorswim Group, Inc.

Consolidated Statement of Cash Flows
Year Ended December 31, 2004

Cash flows from operating activities
Net income	$711,932
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	848,467
Stock option expense	2,982,584
Deferred income taxes	(529,735)
(Increase)/decrease in operating assets
Receivable from clearing broker	(719,768)
Securities owned	(2,089,299)
Income taxes receivable	(494,784)
Accounts receivable, prepaid expenses and other assets	(1,589,711)
Increase/(decrease) in operating liabilities
Accrued compensation and related benefits	(260,637)
Securities sold, not yet purchased	55,279
Income taxes payable	(749,000)
Accounts payable and accrued expenses	(751,508)
Other liabilities	442,800

Net cash used in operating activities	(2,143,380)

Cash flows from investing activities
Software purchases and website development costs	(258,096)
Purchase of furniture, equipment and leasehold improvements	(424,984)

Net cash used in investing activities	(683,080)

Cash flows from financing activities
Shares issued	21,785,012
Stock options exercised	290

Net cash provided by financing activities	21,785,302

Net increase in cash and cash equivalents	18,958,842
Cash and cash equivalents
Beginning of year	6,194,952

End of year	$25,153,794

Supplemental disclosure of cash flow information
Cash paid for interest	$2,321
Cash paid for income taxes	$2,140,000

The accompanying notes are an integral part of these financial statements.

5

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements
December 31, 2004

1.	Nature of Operations

Organization and Basis of Presentation

These consolidated financial statements include thinkorswim Group, Inc. and its wholly owned subsidiaries, thinkorswim, Inc. (“Inc.”), thinkorswim Technologies, Inc. (“Tech”), thinkorswim Advisors, Inc. (“Advisors”), TOS Services, Inc. and TOS Red, Inc. (collectively, the “Company”). Inc. is the primary operating subsidiary and is a registered broker-dealer subject to regulation by the Securities and Exchange Commission (“SEC”), National Association of Securities Dealers, Inc. and the National Futures Association. Inc. is in the business of providing brokerage services for index and equity options and the related equity securities to retail customers, primarily through online systems. Pursuant to a clearing agreement between Inc. and its clearing broker, Penson Financial Services, all securities transactions are cleared on a fully disclosed basis. The Company also offers a wide variety of investment advisory services to individual and institutional clients, subscriptions, investment news, quotes, charts and other tools. In addition, the Company developed and maintains an electronic institutional trading platform on behalf of Inc. and two other unaffiliated broker-dealers.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed in the preparation of the Company’s financial statements.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents includes cash, money market funds and highly liquid securities with original maturities at the date of purchase of three months or less. The carrying amount of such cash equivalents approximates their fair value due to the short-term nature of these investments. Included in cash and cash equivalents at December 31, 2004 are investments in an overnight repurchase agreement, a money market fund and commercial paper with balances of $17,500,000, $3,743,623 and $432,686, respectively.

Receivable from Clearing Broker

Receivable from clearing broker consists of cash deposits and receivables from revenues earned, net of expenses incurred from customer transactions conducted through the clearing broker.

Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, are carried at market value and recorded on a trade date basis. The Company does not actively trade securities for its own benefit. Equities and options included in securities and securities sold, not yet purchased result from trade corrections, while certificates of deposit are investments of the Company.

Estimated Fair Value of Financial Instruments

Fair value of securities owned and securities sold, not yet purchased, is determined using market quotations. Management estimates the aggregate fair value of other financial instruments recognized on the consolidated statement of financial condition (including receivables, payables and accrued expenses) approximates their fair

6

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

value, as such financial instruments are short-term in nature, bear interest at current market rates or are subject to frequent repricing.

Software and Website Development

Software and website development costs provided by third parties are capitalized and are stated at cost, net of accumulated amortization. These assets are being amortized on a straight-line basis over a three-year useful life.

Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements are carried at cost and are depreciated on an accelerated basis over the estimated useful lives of the related assets ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life of the improvement or the term of the lease.

Intangible Asset

Intangible assets relate to customer lists acquired during 2004 totaling $289,345. These intangible assets are being amortized on a straight-line basis over their expected useful life of three years. Total amortization expense for the year ended December 31, 2004 was $29,171. The unamortized intangible assets are included in Prepaid Expenses and Other Assets on the consolidated statement of financial condition.

Income Taxes

The Company and its eligible subsidiaries file a consolidated U.S. federal income tax return. The Company uses the asset and liability method required by Statement of Accounting Standards (SFAS) No. 109, Accounting for Income Taxes to provide income taxes on all transactions recorded in the consolidated financial statements. This requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based on the tax rates the Company expects to be in effect when the underlying items of income and expense are to be realized. The Company’s expense for income taxes includes the current and deferred portions of that expense.

Recognition of Revenues and Expenses

Commissions revenues and clearing and brokerage fees are recorded on a trade date basis. Management fees are typically asset based and are recorded when earned. Subscription fees are recognized ratably over the associated subscription period. Interest income is recorded when earned.

Development and Maintenance Fees

Development and maintenance fees consist of amounts earned by the Company related to software developed and maintained by the Company and licensed to third parties. Development revenue represents payments or payment commitments received by the Company to fund its software development costs. Maintenance revenue is recognized over the life of the maintenance period.

Stock Options

The Company accounts for stock-based compensation in accordance with the fair value method prescribed by SFAS 123, “Accounting for Stock Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock Based Compensation — Transition and Disclosure.” Under this method, compensation expense is recognized over the relevant service period based on the fair value of stock options. The Company uses the Black-Scholes valuation model to estimate the fair value of stock options at the time of each grant. Stock options are recorded as expense

7

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

with an offsetting credit to stockholder’s equity in accordance with SFAS No. 123 over the corresponding service period.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.	Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, are composed of the following at December 31, 2004:

		Securities
	Securities	Sold, Not Yet
	Owned	Purchased

Certificates of deposit	$2,016,668	$—
Options	66,675	55,685
Equities	10,011	10,011

	$2,093,354	$65,696

4.	Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements consisted of the following at December 31, 2004:

Computer hardware	$882,586
Leasehold improvements	256,162
Furniture and fixtures	119,758

Total	1,258,506
Less: accumulated depreciation and amortization	(697,489)

$561,017

5.	Software and Website Development

The Company has capitalized the following software and website development costs at December 31, 2004:

Computer software	$631,197
Website development	1,813,512

Total	2,444,709
Less: accumulated amortization	(1,517,720)

$926,989

During the year, the Company capitalized software development costs in the amount of $1,342,848 relating to the development of its institutional trading platform. The Company received $2,000,000 from two financial institutions in exchange for rights to use the institutional software. This revenue was credited against the capitalized software value, until such value was reduced to zero, and the remaining $657,152 has been included within development and maintenance fees in the consolidated statement of income.

8

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

6.	Stock Based Compensation

Certain key employees and a director of the Company have been granted compensatory stock options. During the year ended December 31, 2004, the Company recognized compensation expense of $1,192,377 related to employee and director option awards.

The following table presents a summary of the Company’s option activity:

	Number of	Weighted-average
	Options	Exercise Price

Outstanding, January 1, 2004	98,436	$0.01
Granted	43,788	1.67
Exercised	—	—
Canceled	—	—
Outstanding, December 31, 2004	142,224	$0.52
Exercisable, December 31, 2004	138,919	$0.30

The options outstanding as of December 31, 2004 have a weighted-average remaining contractual life of 8.09 years.

The following table represents the Company’s weighted-average grant date fair values for the employee stock options granted, and the assumptions used to value the stock options under a Black-Scholes valuation model:

Weighted-average grant date fair value per employee option	$18.65
Weighted-average annualized stock option valuation assumptions
Risk-free interest rate	2.02%
Expected dividend yield	—
Expected common stock price volatility	65.39%
Assumed weighted-average expected life of stock options per employee option (in years)	6.38

In March 2002, Inc entered into a strategic marketing agreement (the “Agreement”) with a service provider, under which the service provider would introduce up to 6,000 new, funded customer accounts to Inc. The Agreement granted 205,072 options of Company stock to the service provider. Vesting of this grant was based on the number of new, funded customer accounts introduced to Inc. by the service provider. On each of the first three anniversaries of the date of the Agreement, the service provider vested in options based on the number of new, funded customer accounts introduced during the preceding twelve month period. Vesting was contingent upon introduction of a specified minimum number of accounts in each twelve month period.

Prior to 2004, Inc. recognized expense in each year equal to the estimated fair value of the options earned in that year.

During 2004, Inc. and the service provider mutually agreed to terminate the Agreement. As a result of the termination, 40,365 options vested immediately, making the service provider fully vested in all 205,072 options. During 2004, Inc. recognized $632,932 of expense related to options vested due to account introductions and $1,157,275 of expense related to termination of the Agreement. These amounts were recorded as advertising and promotion expense.

During 2004, the service provider exercised 28,962 options at an aggregate exercise price of $290, leaving this service provider with 176,110 vested options. These remaining options have a strike price of $0.01 per share and a remaining contractual life of approximately 17 years.

9

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

7.	Convertible Preferred Stock

Holders of the convertible preferred stock have voting rights equal to the common shares. The shares are convertible at the option of the holder at any time into shares of common stock of the Company in accordance with the conversion ratio of one share of common stock for each $22.297 of Preferred Classes A and $75.6308 of Preferred Class B at December 31, 2004. Preferred Classes A and B shareholders also have a per share preference upon liquidation of $26.0416 and $125.6928, respectively. Preferred Class B shares’ liquidation preference supersedes that of Preferred Class A shares. As of December 31, 2004 59,060 and 184,770 shares of Preferred Classes A and B, respectively, were authorized. Preferred Class A and B had 59,060 and 179,008 shares issued and outstanding, respectively, as of December 31, 2004.

8.	Income Taxes

Income tax expense for the year ended December 31, 2004 consists of:

Current
U.S. Federal	$804,984
State	91,251

Total current	896,235

Deferred
U.S. Federal	(455,200)
State	(74,555)

Total deferred	(529,755)

Total income tax expense	$366,480

Income tax expense differs from the statutory U.S. federal income tax rate as a result of the following:

Federal income tax expense computed at statutory rate	34.00%
State tax expense	4.80
Miscellaneous credits and permanent items	(4.82)

Provision for income taxes	33.98%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2004 are presented below:

Deferred tax assets arising from:
Stock options	$2,418,811
Leasehold improvements	63,208
Start-up costs	5,271
Customer lists	9,638
State tax benefit	107,678

Total deferred tax assets	2,604,606
Deferred tax liabilities arising from:
Depreciation	$251,842

Net deferred taxes	2,352,764

10

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

Management has determined that no valuation allowance is needed given the expectation of future taxable income which will exceed the amounts necessary to realize the deferred tax asset.

9.	Commitments and Contingencies

The Company leases office space under an operating lease agreement which expires during 2005. Minimum required rental payments in 2005 under this lease obligation, including real estate taxes and operating expenses, is $163,069.

Rent expense for the year ended December 31, 2004 was $164,522.

The Company has accrued for the estimated outcome of litigation surrounding a non-customer related claim. The settlement, legal and arbitration fees are estimated at $442,800 and are included in Other Liabilities. The Company does not expect resolution of this matter to have a material adverse effect on the Company’s financial position or results of operations.

Management of the Company is not aware of any legal proceedings or other matters arising out of its activities as a broker-dealer in securities that would result in a material adverse effect on the Company’s financial position or results of operations.

In the normal course of business, the Company enters into contracts which contain indemnification provisions, such as purchase contracts, service agreements and leasing agreements. Under the provisions of these contracts, the Company may indemnify counterparties to the contracts for certain aspects of the Company’s past conduct if other parties fail to perform, or if certain events occur. These indemnification provisions will vary based upon the contract. The Company may, in turn, obtain indemnifications from other parties in certain contracts. These indemnification provisions are not expected to have a material impact on the Company’s financial position of results of operations.

10.	Off-Balance Sheet Risk and Concentration of Credit Risk

Credit risk is the amount of accounting loss the Company would incur if the counterparty failed to perform its obligations under contractual terms. Substantially all of the clearing and depository operations of the Company are performed by its clearing broker on a fully disclosed basis pursuant to a clearance agreement. The Company’s exposure to credit risk associated with the nonperformance of counterparties in fulfilling their contractual obligations pursuant to securities transactions can be directly impacted by volatile securities markets, credit markets and regulatory changes.

In the normal course of business, the Company’s clearing broker makes margin loans to the Company’s customers, which are collateralized by customer securities. In permitting the customers to purchase securities on margin, the clearing broker is exposed to the risk of a market decline that could reduce the value of the collateral held below the customers’ indebtedness before the collateral can be sold, which could result in losses to the clearing broker. The Company’s agreement with the clearing broker requires the Company to reimburse the clearing broker for any losses incurred related to customers introduced by the Company. The Company seeks to control the risk associated with customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

The Company enters into repurchase agreements under which the Company purchases a security at a specified price with the intention to sell the same security to the same counterparty at a fixed or determinable price at a future date. The Company has not experienced any losses in such agreements. Management believes that the Company is not exposed to any significant credit risk on repurchase agreements.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk on bank deposits.

11

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

11.	Subsequent Event

During May 2005, the Company entered into new lease agreements for office facilities requiring minimum annual rental payments, excluding escalations and increases in operating expenses and taxes, as follows:

Year Ending December 31,
2005	$134,364
2006	227,500
2007	294,262
2008	302,271
2009	310,427
After 2009	811,799

Total	$2,080,623

12

thinkorswim Group, Inc.

Consolidated Financial Statements
December 31, 2003

thinkorswim Group, Inc.

Index
December 31, 2003

Report of Independent Auditors

To the Board of Directors and Stockholders of
thinkorswim Group, Inc.:

In our opinion, the accompanying consolidated statement of financial condition and the related consolidated statements of income, of changes in stockholders’ equity and of cash flows present fairly, in all material respects, the financial position of thinkorswim Group, Inc. and its subsidiaries (collectively, the “Company”) at December 31, 2003, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
October 11, 2006

thinkorswim Group, Inc.

Consolidated Statement of Financial Condition
December 31, 2003

ASSETS
Cash and cash equivalents	$6,194,952
Receivable from clearing broker	1,300,882
Securities owned, at market value	4,055
Software and website development, at cost net of accumulated amortization of $911,677	1,274,935
Furniture, equipment and leasehold improvements, at cost net of accumulated depreciation and amortization of $513,113	347,981
Deferred tax asset	1,823,029
Prepaid expenses and other assets	201,928

Total assets	$11,147,762

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued compensation and related benefits	$380,230
Accounts payable and accrued expenses	371,831
Securities sold, not yet purchased, at market value	10,418
Prepaid software license	1,000,000
Income taxes payable	749,000

Total liabilities	2,511,479

Convertible preferred stock, $0.001 par value, authorized 400,000 shares, 59,060 issued and outstanding	59
Common stock, $0.001 par value, authorized 5,000,000 shares, 602,462 issued and outstanding	602
Additional paid-in capital	7,627,783
Retained earnings	1,007,839

Total stockholders’ equity	8,636,283

Total liabilities and stockholders’ equity	$11,147,762

The accompanying notes are an integral part of these consolidated financial statements.

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thinkorswim Group, Inc.

Consolidated Statement of Income
Year Ended December 31, 2003

Revenues
Commissions	$12,249,028
Management and subscription fees	341,039
Interest and dividends	443,641
Other	63,004

Total revenues	13,096,712

Expenses
Employee compensation and benefits	3,528,627
Clearing and brokerage fees	3,444,791
Professional legal fees	133,485
Technology, communications and market data	716,720
Marketing, advertising and promotion	1,842,657
Depreciation and amortization	612,151
Occupancy	190,514
Other	521,889

Total expenses	10,990,834

Income before income tax benefit	2,105,878
Income tax benefit (see note 7)	1,036,329

Net income	$3,142,207

The accompanying notes are an integral part of these consolidated financial statements.

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thinkorswim Group, Inc.

Consolidated Statement of Changes in Stockholders’ Equity
Year Ended December 31, 2003

					Additional	Additional	Retained
	Capital Stock				Paid-in	Paid-in	Earnings/	Total
	Preferred		Common		Capital	Capital	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	(Preferred)	(Common)	Deficit	Equity

Balance, December 31, 2002	59,060	$59	602,462	$602	$—	$6,274,457	$(2,134,368)	$4,140,750
Net income	—	—	—	—	—	—	3,142,207	3,142,207
Stock options (see note 5)	—	—	—	—	—	1,353,326	—	1,353,326

Balance, December 31, 2003	59,060	$59	602,462	$602	$—	$7,627,783	$1,007,839	$8,636,283

The accompanying notes are an integral part of these consolidated financial statements.

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thinkorswim Group, Inc.

Consolidated Statement of Cash Flows
Year Ended December 31, 2003

Cash flows from operating activities
Net income	$3,142,207
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	612,151
Stock option expense	1,353,326
Deferred income taxes	(1,755,329)
(Increase)/decrease in operating assets
Receivable from clearing broker	(397,725)
Securities owned	(1,715)
Prepaid expenses and other assets	(120,529)
Increase/(decrease) in operating liabilities
Accrued compensation and related benefits	259,948
Accounts payable and accrued expenses	130,548
Securities sold, not yet purchased	8,558
Prepaid software license	1,000,000
Income taxes payable	749,000

Net cash provided by operating activities	4,980,440

Cash flows from investing activities
Purchase of furniture, equipment and leasehold improvements	(157,724)
Software and website development costs	(948,032)

Net cash used in investing activities	(1,105,756)

Net increase in cash and cash equivalents	3,874,684
Cash and cash equivalents
Beginning of year	2,320,268

End of year	$6,194,952

Supplemental disclosure of cash flow information
Cash paid for interest	$—
Cash paid for income taxes	$—

The accompanying notes are an integral part of these consolidated financial statements.

5

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements
December 31, 2003

1.	Nature of Operations

Organization and Basis of Presentation

These consolidated financial statements include thinkorswim Group, Inc. and its wholly owned subsidiaries, thinkorswim, Inc. (“Inc.”), thinkorswim Technologies, Inc. (“Tech”), thinkorswim Advisors, Inc. (“Advisors”), TOS Services, Inc. and TOS Red, Inc. (collectively, the “Company”). Inc. is the primary operating subsidiary and is a registered broker-dealer subject to regulation by the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers, Inc. Inc. is in the business of providing brokerage services for index and equity options and the related equity securities to retail and institutional customers, primarily through online systems. In addition, Inc. provides its clients with news, quotes, charts and other tools. Pursuant to a clearing agreement between Inc. and its clearing broker, Penson Financial Services, all securities transactions are cleared on a fully disclosed basis. Advisors is registered with the SEC as an investment adviser and offers a wide variety of investment advisory services to individual and institutional clients. In addition, Tech is developing an electronic institutional trading platform.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed in the preparation of the Company’s financial statements.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents includes cash, money market funds and highly liquid securities with original maturities at the date of purchase of three months or less. The carrying amount of such cash equivalents approximates their fair value due to the short-term nature of these investments. Included in cash and cash equivalents at December 31, 2003 is commercial paper with a balance of $427,267.

Receivable from Clearing Broker

Receivable from clearing broker consists of cash deposits and receivables from revenues earned, net of expenses incurred, from customer transactions conducted through the clearing broker.

Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, are carried at market value and recorded on a trade date basis. The Company does not actively trade securities for its own benefit. Equities and options included in securities and securities sold, not yet purchased, result from trade corrections. At December 31, 2003, securities owned and securities sold, not yet purchased, consisted solely of options.

Estimated Fair Value of Financial Instruments

Market value of securities owned and securities sold, not yet purchased, is determined using market quotations. Management estimates the aggregate fair value of other financial instruments recognized on the consolidated statement of financial condition (including receivables, payables and accrued expenses) approximates their fair value, as such financial instruments are short-term in nature, bear interest at current market rates or are subject to frequent repricing.

6

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

Software and Website Development

Costs associated with software and website development provided by third parties, or acquired, are capitalized and are stated at cost, net of accumulated amortization. These assets are being amortized on a straight-line basis over a three-year useful life.

Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements are carried at cost and are depreciated on an accelerated basis over the estimated useful lives of the related assets ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life of the improvement or the term of the lease.

Income Taxes

The Company and its subsidiaries file a consolidated U.S. federal income tax return. The Company uses the asset and liability method required by Statement of Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes to provide income taxes on all transactions recorded in the consolidated financial statements. This requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based on the tax rates the Company expects to be in effect when the underlying items of income and expense are to be realized. The Company’s expense for income taxes includes the current and deferred portions of that expense.

Recognition of Revenues and Expenses

Commissions revenues and clearing and brokerage fees are recorded on a trade date basis. Management fees are typically asset based and are recorded when earned. Subscription fees and software fees are recognized ratably over the associated subscription period. Interest income is recorded when earned.

Prepaid Software License

Prepaid software license represents amounts received prior to the effective date of the license.

Stock Options

The Company accounts for stock-based compensation in accordance with the fair value method prescribed by SFAS No. 123, “Accounting for Stock Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock Based Compensation — Transition and Disclosure.” Under this method, compensation expense is recognized over the relevant service period based on the fair value of stock options. The Company uses the Black-Scholes valuation model to estimate the fair value of stock options at the time of each grant. Stock options are recorded as expense with an offsetting credit to stockholders’ equity in accordance with SFAS No. 123 over the corresponding service period.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

7

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

3.	Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements consisted of the following at December 31, 2003:

Computer hardware	$536,621
Leasehold improvements	221,178
Furniture and fixtures	103,295
Less: accumulated depreciation and amortization	(513,113)

$347,981

4.	Software and Website Development

The Company has capitalized the following software and website development costs at December 31, 2003:

Computer software	$307,964
Website and software development	1,878,648
Less: accumulated amortization	(911,677)

$1,274,935

5.	Stock Based Compensation

The Company accounts for stock options under SFAS 123. SFAS 123 requires all stock based compensation awards, including stock options, to be accounted for at fair value. The difference between fair value and the stock option exercise price at date of grant is recognized as compensation expense over the required service period. During the year ended December 31, 2003, all prior year employee options became fully vested increasing employee compensation by $170,992. During the current year, 12,701 employee options were cancelled decreasing employee compensation by $178,449. The net result was a decrease in employee compensation expense of $7,457.

In March 2002, Inc. entered into a strategic marketing agreement with a service provider, under which the service provider would introduce up to 6,000 new, funded customer accounts to Inc. The agreement granted the service provider 205,072 options of the Company. These options have a strike price of $0.01 and a contractual life of 20 years. On each of the first three anniversaries of the date of the Agreement, the service provider vests in options based on the number of new, funded customer accounts introduced in the preceding twelve month period. Based on the number of new, funded customer accounts introduced in 2003, the service provider earned 59,474 options. During 2003, Inc recognized $1,360,783 of expense related to service provider options. These amounts are recorded under marketing, advertising and promotion expense. The total number of options earned by the service provider in 2002 and 2003 was 141,774, collectively, which are excluded from the employee option activity noted below.

The following table presents a summary of the Company’s employee option activity:

	Number of	Weighted-Average
	Options	Exercise Price

Outstanding, January 1, 2003	111,137	$0.01
Granted	—	—
Exercised	—	—
Canceled	(12,701)	0.01

Outstanding, December 31, 2003	98,436	$0.01
Exercisable, December 31, 2003	98,436	$0.01

The options outstanding as of December 31, 2003 have a weighted-average remaining contractual life of 8.5 years.

8

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table represents the Company’s weighted-average grant date fair values for the stock options granted, and the assumptions used to value the stock options under a Black-Scholes valuation model:

Weighted-average grant date fair value per option	$0.01
Weighted-average annualized stock option valuation assumptions
Risk-free interest rate	5.01%
Expected dividend yield	—
Expected common stock price volatility	49.96%
Assumed weighted-average expected life of stock options per employee option (in years)	8.5

6.	Convertible Preferred Stock

Series A Convertible Preferred shares have voting rights equal to common shares. Series A Convertible Preferred shares are convertible at the option of the holder at any time into shares of common stock. At December 31, 2003, holders of Series A Convertible Preferred shares would receive 1.168 shares of common stock if converted. Series A Convertible Preferred shares also have preference upon liquidation of $26.0416 per share. As of December 31, 2003, 59,060 shares of Series A Convertible Preferred stock were authorized. Series A Convertible Preferred stock had 59,060 shares issued and outstanding as of December 31, 2003.

7.	Income Taxes

Income tax benefit for the year ended December 31, 2003 consists of:

Current
U.S. Federal	$615,180
State	171,491

Total current	786,671

Deferred
U.S. Federal	(1,500,700)
State	(322,300)

Total deferred	(1,823,000)

Total income tax benefit	$(1,036,329)

During 2003, management determined that it was more likely than not that the Company would be able to realize deferred tax assets that had arisen in prior periods. Therefore, in 2003, the Company recorded a decrease in tax expense related to the reversal of previously established valuation allowances. Income tax expense differs from the statutory U.S. federal income tax rate as a result of the following:

Federal income tax expense computed at statutory rate	$715,997
State tax expense net of Federal benefit	42,886
Permanent book/tax differences	86,645
Reversal of valuation allowances	(1,808,313)
Penalties	30,000
Research and development credit	(103,544)

Income tax benefit	$(1,036,329)

9

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2003 are presented below:

Management has determined that at December 31, 2003 no valuation allowance is needed given the expectation of future taxable income which will exceed the amounts necessary to realize the deferred tax asset.

Deferred tax assets arising from:
Options	$1,703,193
Software development fees	413,000
Start-up costs	16,136

Total deferred tax assets	2,132,329

Deferred tax liabilities arising from:
Depreciation costs	309,300

Net deferred taxes	$1,823,029

8.	Commitments and Contingencies

The Company leases office space in two locations under operating lease agreements which expire during 2006 and 2007. Minimum required future rental payments under lease obligations, including taxes and operating expenses are as follows:

Years Ending December 31,
2004	$147,951
2005	152,916
2006	53,915
2007	30,431

Total	$385,213

Rent expense for the year ended December 31, 2003 was $162,284.

The Company, under consultation with counsel, has accrued for the estimable outcome of pending litigation. The Company does not expect the ultimate resolution of these matters to have a material adverse effect on the Company’s financial position or results of operations.

In the normal course of business, the Company enters into contracts which contain indemnification provisions, such as purchase contracts, service agreements and leasing agreements. Under the provisions of these contracts, the Company may indemnify counterparties to the contracts for certain aspects of the Company’s past conduct if other parties fail to perform, or if certain events occur. These indemnification provisions will vary based upon the contract. The Company may, in turn, obtain indemnifications from other parties in certain contracts. These indemnification provisions are not expected to have a material impact on the Company’s financial position or results of operations.

9.	Off-Balance Sheet Risk and Concentration of Credit Risk

Credit risk is the amount of accounting loss the Company would incur if the counterparty failed to perform its obligations under contractual terms. Substantially all of the clearing and depository operations of the Company are performed by its clearing broker on a fully disclosed basis pursuant to a clearance agreement. The Company’s exposure to credit risk associated with the nonperformance of counterparties in fulfilling their contractual obligations pursuant to securities transactions can be directly impacted by volatile securities markets, credit markets and regulatory changes.

10

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

In the normal course of business, the Company’s clearing broker makes margin loans to the Company’s customers, which are collateralized by customer securities. In permitting the customers to purchase securities on margin, the clearing broker is exposed to the risk of a market decline that could reduce the value of the collateral held below the customers’ indebtedness before the collateral can be sold, which could result in losses to the clearing broker. The Company’s agreement with the clearing broker requires the Company to reimburse the clearing broker for any losses incurred related to customers introduced by the Company. The Company seeks to control the risk associated with customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

The Company enters into repurchase agreements under which the Company purchases a security at a specified price with the intention to sell the same security to the same counterparty at a fixed or determinable price at a future date. The Company has not experienced any losses in such agreements. Management believes that the Company is not exposed to any significant credit risk on repurchase agreements.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk on bank deposits.

11

thinkorswim Group, Inc.

Consolidated Financial Statements
September 30, 2006 and 2005

thinkorswim Group, Inc.

Index
September 30, 2006 and 2005

thinkorswim Group, Inc.

Consolidated Statements of Financial Condition — Unaudited

	September 30,
	2006	2005
	(In thousands, except share amounts)

ASSETS
Cash and cash equivalents	$16,504	$13,624
Receivable from clearing broker	5,482	4,541
Securities owned, at market value	17,211	14,086
Software and website development, at cost net of accumulated amortization of $2,998 and $1,948	2,915	1,608
Furniture, equipment and leasehold improvements, at cost net of accumulated depreciation and amortization of $604 and $899	2,007	442
Goodwill and other intangibles, at cost net of accumulated amortization of $295 and $71	1,524	219
Income taxes receivable	—	46
Deferred tax asset	3,525	2,405
Accounts receivable	1,588	47
Prepaid expenses and other assets	1,261	519

Total assets	$52,017	$37,537

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued compensation and related benefits	$1,188	$959
Securities sold, not yet purchased, at market value	116	312
Accounts payable and accrued expenses	2,930	1,622
Income taxes payable	417	—
Other liabilities	1,625	200

Total liabilities	6,276	3,093

Convertible preferred stock, $0.001 par value, authorized 243,830 shares; 238,068 shares issued and outstanding	—	—
Common stock, $0.001 par value, authorized 1,397,821 shares; 754,106 and 749,914 shares issued and outstanding	1	1
Additional paid-in capital	33,001	32,363
Retained earnings	13,300	2,580
Treasury stock, at cost (12,991 and 11,585 shares)	(561)	(500)

Total stockholders’ equity	45,741	34,444

Total liabilities and stockholders’ equity	$52,017	$37,537

The accompanying notes are an integral part of these consolidated financial statements.

thinkorswim Group, Inc.

Consolidated Statement Income — Unaudited

	Nine Months Ended
	September 30,
	2006	2005
	(In thousands)

Revenues
Commissions	$28,135	$12,473
Interest and dividends	7,215	2,282
Other brokerage related revenue	4,653	315
Software and maintenance fees	2,500	844
Management and subscription fees	778	590
Other	764	58

Total revenues	44,045	16,562

Expenses
Employee compensation and benefits	7,468	4,475
Clearing and brokerage fees	12,151	3,306
Technology, communications and market data	3,268	1,158
Marketing, advertising and promotion	1,408	809
Depreciation and amortization	1,550	673
Professional fees and provision for legal settlements	605	2,770
Occupancy	570	176
Other	2,449	1,171

Total expenses	29,469	14,538

Income before provision for income taxes	14,576	2,024
Provision for income taxes	5,680	1,163

Net income	$8,896	$861

The accompanying notes are an integral part of these consolidated financial statements.

thinkorswim Group, Inc.

Consolidated Statements of Cash Flows — Unaudited

	Nine Months Ended
	September 30,
	2006	2005
	(In thousands)

Cash flows from operating activities
Net income	$8,896	$861
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,550	673
Stock option expense (option award cancellation)	577	(32)
Deferred income taxes	(348)	(52)
(Increase)/decrease in operating assets Receivable from clearing broker	(1,859)	(2,521)
Securities owned	(985)	(89)
Income taxes receivable	53	449
Accounts receivable, prepaid expenses and other assets	(1,333)	935
Increase/(decrease) in operating liabilities Accrued compensation and related benefits	1,083	839
Securities sold, not yet purchased	(91)	246
Accounts payable and accrued expenses	1,239	952
Income taxes payable	417	—
Other liabilities	475	(193)

Net cash provided by operating activities	9,674	2,068

Cash flows from financing activities
Purchase of treasury stock	(61)	(500)
Cancellation of stock options	—	—
Stock options exercised	—	—
Tax benefit from stock options exercised	62	—

Net cash provided by (used in) financing activities	1	(500)

Cash flows from investing activities
Investment in debt instruments	(3,999)	(11,904)
Purchase of furniture, equipment and leasehold improvements	(1,478)	(82)
Website development costs	(1,397)	(1,080)
Purchase of software	(23)	(32)
Disposal of fixed assets	76	—

Net cash used in investing activities	(6,821)	(13,098)

Net increase (decrease) in cash and cash equivalents	2,854	(11,530)
Cash and cash equivalents
Beginning of period	13,650	25,154

End of period	$16,504	$13,624

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$5,483	$766

The accompanying notes are an integral part of these consolidated financial statements.

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements
September 30, 2006 and 2005

1.	Nature of Operations

Organization and Basis of Presentation

These consolidated financial statements include thinkorswim Group, Inc. and its wholly-owned subsidiaries, thinkorswim, Inc. (“Inc.”), thinkorswim Technologies, Inc. (“Tech”), thinkorswim Advisors, Inc. (“Advisors”), TOS Services, Inc. and TOS Red, Inc. (collectively, the “Company”). Inc. is the primary operating subsidiary and is a registered broker-dealer subject to regulation by the Securities and Exchange Commission (“SEC”), National Association of Securities Dealers, Inc., and the National Futures Association. Inc. is in the business of providing brokerage services for index and equity options and the related equity securities to retail and institutional customers, primarily through online systems. In addition, Inc. provides its clients with news, quotes, charts and other tools. Pursuant to a clearing agreement between Inc. and its primary clearing broker, Penson Financial Services, all securities transactions are cleared on a fully disclosed basis. Advisors is registered with the SEC as an investment adviser and offers a wide variety of investment advisory services to individual and institutional clients. In addition, Tech developed and TOS Services maintains an electronic institutional trading platform which is utilized by Inc. and one other unaffiliated broker-dealer.

On December 1, 2005, the Company acquired certain fixed assets, software and customer relationships from Arrowhead Solutions Inc. (“Arrowhead”) on behalf of Tech. The fixed purchase price was $2,000,000, of which $1,250,000 was paid and $750,000 was included in other liabilities and is payable in two equal installments due on each of the first and second anniversaries of the transaction. In addition, the agreement provides for additional consideration of up to $1,250,000, subject to certain conditions being met. The Company recorded $75,000, $500,000, and $1,425,000 related to fixed assets, software, and customer relationships, respectively.

On March 27, 2006, Inc. entered into a marketing agreement with Kes-Pipes LLC. Under this marketing agreement, a new division of Inc. was created for the primary purpose of allowing Kes-Pipes LLC to market Inc.’s institutional services to new customers. Under this agreement, Inc. and Kes-Pipes LLC will share net income and net losses of the division on a 50/50 basis. In connection with this agreement, Kes-Pipes LLC loaned Inc. $500,000, which is included in Other liabilities. The corresponding cash is restricted for use by the division, and repayment terms are dependent upon profitability of the division.

Merger Agreement

On September 18, 2006, the Company and INVESTools Inc. (“INVESTools”) entered into an Agreement and Plan of Merger pursuant to which INVESTools will acquire the Company. Under the terms of the merger agreement, one of INVESTools’ wholly-owned subsidiaries will be merged with and into the Company. The Company’s shareholders will receive approximately 50% of the merger consideration in cash and approximately 50% of the merger consideration in shares of the INVESTools’ common stock, representing approximately $170,000,000 in cash and 19,104,762 shares of stock. Following the transaction, Company shareholders will represent approximately 30 percent of the ownership of INVESTools, and the Company will receive two seats on INVESTool’s Board of Directors.

INVESTools must obtain approval from its shareholders in order to issue the 19,104,762 million shares of common stock to be issued as part of the merger consideration. On November 2, 2006, INVESTools filed a preliminary proxy statement with the SEC in anticipation of holding a Special Meeting of shareholders in early 2007 to obtain the necessary shareholder approval. Additionally, prior to completion of the merger, the Company will be required to make certain filings with the National Association of Securities Dealers.

The Company and INVESTools also entered into a marketing agreement relating to the placement of the Company’s logo in INVESTools’ Investor Toolboxtm website, preferred brokerage rates for INVESTool’s students, and interface development for INVESTools students to access the Company’s online brokerage platform. Under the thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

terms of the agreement, the Company will pay INVESTools a monthly fee of $175,000 through the end of 2007, and the agreement will remain in force even if the parties cancel the merger transaction.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed in the preparation of the Company’s financial statements:

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents includes cash, money market funds and highly liquid securities with original maturities at the date of purchase of three months or less. The carrying amount of such cash equivalents approximates their fair value due to the short-term nature of these investments. Included in cash and cash equivalents at September 30, 2006 are investments in an overnight repurchase agreement and commercial paper with balances of $300,000 and $1,511,997, respectively. Included in cash and cash equivalents at September 30, 2005 are investments in an overnight repurchase agreement and commercial paper with balances of $1,050,000 and $1,444,615, respectively

Receivable from Clearing Broker

Receivable from clearing broker consists of cash deposits and receivables from revenues earned, net of expenses incurred, from customer transactions conducted through the clearing broker.

Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, are carried at market value and recorded on a trade date basis. The Company does not actively trade securities for its own benefit. Equities and options included in securities owned and securities sold, not yet purchased, result from trade corrections, while debt instruments and investment fund holdings are investments of the Company.

Estimated Fair Value of Financial Instruments

Market value of securities owned and securities sold, not yet purchased, is determined using market quotations. Management estimates the aggregate fair value of other financial instruments recognized on the consolidated statements of financial condition (including receivables, payables and accrued expenses) approximates their fair value, as such financial instruments are short-term in nature, bear interest at current market rates, or are subject to frequent repricing.

Software and Website Development

Costs associated with software and website development provided by third parties, or acquired, are capitalized and are stated at cost, net of accumulated amortization. These assets are being amortized on a straight-line basis over a three-year useful life.

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

Furniture, Equipment and Leasehold Improvements

Furniture, equipment and leasehold improvements are carried at cost and are depreciated on an accelerated basis over the estimated useful lives of the related assets ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life of the improvement or the term of the lease.

Goodwill and Other Intangible Assets

Intangible assets relate to cash paid for a customer list acquired during 2004 for $289,345 and customer relationships acquired during 2005 for $1,425,000. The customer list and customer relationships are being amortized on a straight-line basis over their expected useful lives of three and 8.33 years, respectively. Total amortization expense related to intangible assets for the periods ended September 30, 2006 and 2005 was $198,888 and $41,375, respectively. Goodwill consists of $105,046 resultant from the acquisition of certain assets from Arrowhead in 2005, and is carried at cost adjusted for any other than temporary impairment. In management’s opinion, no impairment exists as of September 30, 2006.

Income Taxes

The Company and its subsidiaries file a consolidated U.S. federal income tax return. The Company uses the asset and liability method required by Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes to provide income taxes on all transactions recorded in the consolidated financial statements. This requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax liability or asset for each temporary difference is determined based on the tax rates the Company expects to be in effect when the underlying items of income and expense are to be realized. The Company’s expense for income taxes includes the current and deferred portions of that expense.

Recognition of Revenues and Expenses

Commissions revenues and clearing and brokerage fees are recorded on a trade date basis. Management fees are typically asset based and are recorded when earned. Subscription fees and software fees are recognized ratably over the associated subscription period. Interest income is recorded when earned.

Software and Maintenance Fees

Software and maintenance fees consist of amounts earned by the Company related to software developed and maintained by the Company and licensed to third parties. Software revenue represents payments or payment commitments received by the Company to fund its software development costs. Maintenance revenue is recognized over the life of the maintenance period.

Stock Options

Prior to 2006, the Company accounted for stock-based compensation in accordance with the fair value method prescribed by SFAS 123, Accounting for Stock Based Compensation, as amended by SFAS 148, Accounting for Stock Based Compensation — Transition and Disclosure. Under this method, compensation expense was recognized over the relevant service period based on the fair value of stock options. The Company uses the Black-Scholes valuation model to estimate the fair value of stock options at the time of each grant. Stock options were recorded as expense with an offsetting credit to stockholder’s equity in accordance with SFAS No. 123 over the corresponding service period.

Effective January 1, 2006, the Company adopted SFAS No. 123(R), Share-Based Payment, a revision to SFAS No. 123. Under this method, and based on the fair value of the options, compensation expense is recognized thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

over the relevant service period, reduced by an estimated amount corresponding to the value of those options not expected to vest. The adoption of SFAS No. 123® did not have a material impact on the results of operations.

Use of Estimates

The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Recently Issued Accounting Standards

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. FIN 48 provides guidance on recognizing, measuring, presenting and disclosing in the financial statements uncertain tax positions that a company has taken or expects to take on a tax return. FIN 48 is effective for the Company as of January 1, 2007. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of the adoption of SFAS 157 on its consolidated financial statements.

3.	Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased, are composed of the following (in thousands):

	September 30,
	2006		2005
		Securities		Securities
	Securities	Sold, Not Yet	Securities	Sold, Not Yet
	Owned	Purchased	Owned	Purchased

Options	$86	$116	$116	$124
Debt	15,997	—	13,970	—
Investment fund	1,070	—	—	—
Equities and other	58	27	—	188

	$17,211	$143	$14,086	$312

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

4.	Furniture, Equipment and Leasehold Improvements

Furniture, equipment, and leasehold improvements consisted of the following (in thousands):

	September 30,
	2006	2005

Computer hardware	$1,820	$951
Leasehold improvements	514	270
Furniture and fixtures	277	120
Less: accumulated depreciation and amortization	(604)	(899)

	$2,007	$442

5.	Software and Website Development

The Company has capitalized the following software and website development costs (in thousands):

	September 30,
	2006	2005

Computer software	$1,147	$663
Website and software development	4,766	2,893
Less: accumulated and amortization	(2,998)	(1,948)

	$2,915	$1,608

6.	Stock Based Compensation

Effective January 1, 2006, the Company accounts for stock options under SFAS No. 123(R). Prior to January 1, 2006, the Company accounted for stock options under SFAS No. 123. SFAS No. 123(R) and SFAS No. 123 each require stock based compensation awards, including stock options, to be accounted for at fair value. The difference between fair value and the stock option exercise price at the date of grant is recognized as expense over the required service period. During the nine months ended September 30, 2006, the Company recognized $576,519 in expense related to the options granted to an independent contractor. During the nine months ended September 30, 2005, the Company recognized $32,215 in decreased compensation expense attributable to employee option awards that were cancelled.

The following table presents a summary of the Company’s employee/director option activity:

		Weighted-
		Average
	Number of	Exercise
	Options	Price

Outstanding at January 1, 2006	145,574	$2.21
Granted	—	$—
Exercised	(4,192)	$0.01
Cancelled	—	$—

Outstanding at September 30, 2006	141,382	$2.28
Exercisable at September 30, 2006	140,556	$1.78

The employee/director options outstanding as of September 30, 2006 have a weighted-average remaining contractual life of 6.39 years and had a weighted average grant date fair value of $19.56 per option.

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

During 2006, employee stock options related to 4,192 shares were exercised at an aggregate exercise price of $42. Of the 4,192 shares, the Company repurchased 1,406 shares into treasury at $43.16 per share. The Company believes that the treasury shares were purchased at fair value.

As of September 30, 2006, the Company had 176,110 issued and fully vested options outstanding to a former service provider. These options have a remaining contractual life of approximately 16 years and an exercise price of $0.01 per share.

In April 2005 the Company granted an independent contractor the option to buy up to one percent of the Company’s stock per year for three years, not to exceed three percent in aggregate. Partial vesting of this grant occurs on each of the three anniversaries of this agreement and is subject to various performance and service conditions. In April 2006, the independent contractor vested in 13,197 options. As of September 30, 2006, the independent contractor had an additional 13,331 options which were earned, but not yet vested. The independent contractor options have a weighted average remaining life of 1.58 years and a weighted average exercise price of $69. On September 18, 2006, the Company and the independent contractor mutually agreed to modify the terms of the options. Under the amendment, the independent contractor forfeited his options in exchange for a contingent cash payment of $8,271,102. However, the contingent cash payment would only become payable upon a change-in-control event such as the acquisition of the Company by INVESTools. The cash payment is also subject to the approval of the Company’s shareholders. The Company will account for this contingently-issuable cash bonus as a modification to the terms of the award. Under the provisions of SFAS 123(R), the Company will continue to recognize expense based on the fair value of the original award until the change-in-control event is deemed fully probable. The incremental cost from the modification, if the change in control occurs, will be recorded at the time the merger closes.

7.	Convertible Preferred Stock

Series A Convertible Preferred shares have voting rights equal to common shares, while Series B Convertible Preferred shares are non-voting. Series A Convertible Preferred shares and Series B Convertible Preferred shares are convertible at the option of the holder at any time into shares of common stock. At September 30, 2006, holders of Series A Convertible Preferred shares and Series B Convertible Preferred shares would receive 1.168 and 1.0 shares of common stock, respectively, if converted. Series A Convertible Preferred shares and Series B Convertible Preferred shares also have preference upon liquidation of $26.0416 per share and $125.6928 per share, respectively. Series B Convertible Preferred shares’ liquidation preference supersedes that of Series A Convertible Preferred shares. As of September 30, 2006, 59,060 shares of Series A Convertible Preferred stock and 184,770 shares of Series B Convertible Preferred stock were authorized. Series A Convertible Preferred stock and Series B Convertible Preferred stock had 59,060 and 179,008 shares issued and outstanding, respectively, as of September 30, 2006.

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

8.	Income Taxes

Income tax expense consisted of the following (in thousands):

	Nine Months Ended
	September 30,
	2006	2005

Current:
U.S. Federal	$4,913	$995
State	1,115	220

Total current	6,028	1,215

Deferred
U.S. Federal	(296)	(43)
State	(52)	(9)

Total deferred	(348)	(52)

Total income tax expense	$5,680	$1,163

Income tax expense differs from the statutory U.S. federal income tax rate as a result of the following (in thousands):

	Nine Months Ended
	September 30,
	2006	2005

Federal income tax expense computed at statutory rate	$4,992	$688
State tax expense, net of federal benefit	693	96
Permanent book/tax differences	22	15
Prior-year tax adjustment	—	317
Other	(27)	47

Current provision for income taxes	$5,680	$1,163

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows (in thousands):

	September 30,
	2006	2005

Deferred tax assets arising from:
Options	$2,674	$2,409
Legal fees/settlement	1,030	—
Leasehold improvements	14	73
Software acquisition	47	—
Start-up costs	2	1
Customer base	25	—
Customer lists	39	22
State tax benefit	(192)	111

Total deferred tax assets	3,639	2,616

Deferred tax liabilities arising from:
Depreciation costs	114	211

Net deferred tax asset	$3,525	$2,405

In connection with employee options for 4,192 shares of common stock exercised during the nine months ended September 30, 2006, the Company recognized excess tax benefits resultant from the change in fair value of shares between the measurement date and exercise date. The excess tax benefits of $61,700 were recognized as additional paid-in capital.

Management has determined that no valuation allowance is needed given the expectation of future taxable income which will exceed the amounts necessary to realize the deferred tax asset.

9.	Commitments and Contingencies

The Company leases office space in three locations under operating lease agreements. Minimum required future rental payments under lease obligations, including taxes and operating expenses, are as follows (in thousands):

Periods ending December 31,
2006 (October 1 through December 31)	$92
2007	325
2008	302
2009	310
2010	319
2011	327
Thereafter	166

Total	$1,841

Rent expense for the nine months ended September 30, 2006 and 2005 was $552,363 and $154,782, respectively. Included therein were rent reimbursements of $273,952 and $21,195, respectively, to an independent contractor who is a registered representative of the Company. As the Company is not a party to this lease, it has been excluded from the lease obligations noted above.

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

After consultation with legal counsel, the Company, has accrued costs for the estimable outcome of various pending litigation matters. The Company does not expect the ultimate resolution of these matters to have a material adverse effect on the Company’s consolidated financial position or results of operations.

The Company has previously recognized expense of approximately $2,073,198 related to an unfunded debit balance arising from trading activity of a customer. The Company is vigorously pursuing reimbursement of the unfunded debit from the customer, however the Company is unable to reasonably predict the ultimate outcome of recovery.

In the normal course of business, the Company enters into contracts which contain indemnification provisions such as purchase contracts, service agreements, and leasing agreements. Under the provisions of these contracts, the Company may indemnify counterparties to the contracts for certain aspects of the Company’s past conduct if other parties fail to perform, or if certain events occur. These indemnification provisions vary based upon the contract. The Company may, in turn, obtain indemnifications from other parties in certain contracts. These indemnification provisions are not expected to have a material impact on the Company’s consolidated financial position or results of operations.

In January 2006, the Company established a change-in-control bonus plan for certain key employees. Under this plan, certain employees would receive a cash bonus in connection with a change-in-control event, such as an initial public offering or acquisition of the Company. Under the terms of this bonus plan, the change-in-control event must happen prior to December 31, 2008. The amount of the bonuses would be a function of the value of the change-in-control event, subject to restrictions based on the timing of the event. Should a change-in-control event take place on or before December 31, 2008, the Company could recognize up to $3,000,000 in compensation expense related to these bonuses. In addition, the Company has an agreement with an independent contractor under which the Company is contingently obligated to pay the independent contractor $8,271,102 upon a change in control.

10.	Off-Balance Sheet Risk and Concentration of Credit Risk

Credit risk is the amount of accounting loss the Company would incur if the counterparty failed to perform its obligations under contractual terms. Substantially all of the clearing and depository operations of the Company are performed by its clearing broker on a fully disclosed basis pursuant to a clearance agreement. The Company’s exposure to credit risk associated with the nonperformance of counterparties in fulfilling their contractual obligations pursuant to securities transactions can be directly impacted by volatile securities markets, credit markets and regulatory changes.

In the normal course of business, the Company’s clearing broker makes margin loans to the Company’s customers which are collateralized by customer securities. In permitting the customers to purchase securities on margin, the clearing broker is exposed to the risk of a market decline that could reduce the value of the collateral held below the customers’ indebtedness before the collateral can be sold, which could result in losses to the clearing broker. The Company’s agreement with the clearing broker requires the Company to reimburse the clearing broker for any losses incurred related to customers introduced by the Company. The Company seeks to control the risk associated with customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

The Company enters into repurchase agreements under which the Company purchases a security at a specified price with the intention to sell the same security to the same counterparty at a fixed or determinable price at a future date. The Company has not experienced any losses in such agreements. Management believes that the Company is not exposed to any significant credit risk from these repurchase agreements.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to any significant credit risk on bank deposits.

thinkorswim Group, Inc.

Notes to Consolidated Financial Statements — (Continued)

11.	Related Party Transactions

At September 30, 2006, the Company had an investment with a fair value of $1,069,768 in the Mount Yale Premium Fund, L.P. (the “Fund”). Advisors entered into a sub-advisory agreement with the investment manager of the Fund. Pursuant to this sub-advisory agreement, Advisors has complete and sole discretion for investment decisions of the Fund. Advisors utilizes Inc. to process transactions on behalf of the Fund.

12.	Subsequent Event

In November 2006, the Company signed an amendment to their existing office lease to rent additional space beginning July 2007. The additional commitment coincides with the existing lease terminating June 2012. The annual rent expense will be approximately $179,000, escalating annually.

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